SECOND AMENDMENT TO PUT AND PURCHASE AGREEMENT
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                        (AL I - Emeritrust 25 Facilities)

     This Second Amendment to Put and Purchase Agreement (this "Amendment") is made this 22 day of March, 2001 by and between Daniel R. Baty, individually and on behalf of his marital community ("Obligor") and AL Investors LLC, a Delaware limited liability company ("AL Investors"), for itself and as sole managing member of each of the Facility Entities, or in cases where the Facility Entity is a limited partnership, as sole managing member on behalf of the general partner thereof, set forth on Exhibit A to the Put and Purchase Agreement (as hereinafter defined).

                                    Recitals
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     A.     Obligor  and AL Investors entered into that certain Put and Purchase
Agreement  dated  December  30,  1998,  as amended by First Amendment to Put and
Purchase Agreement dated March 26, 1999 (as amended, the "Put Agreement"), pursuant to which, among other things, Al Investors has an option to require Obligor to purchase certain Facilities upon the occurrence of a Triggering Event, as defined therein.

     B. In connection with the transaction described in the Put Agreement, AL Investors and/or its affiliates entered into that certain Management Agreement with Option to Purchase (Emeritrust 25) dated December 30, 1998, as amended on or about the date hereof by First Amendment to Management Agreement with Option to Purchase (the "Management Agreement').

     C. The Senior Loan (as defined in the Put Agreement) is being restructured by, among other things, dividing the Senior Loan into three tranches, collateralizing a portion of the tranche know as "Tranche B" with certain property owned by subsidiaries of AL Investors II LLC, a Delaware limited liability company and an affiliate of AL Investors (the "AL II Additional Collateral Properties"), amending the interest rate, and obtaining two 9-month conditional options to extend the term of the Senior Loan, all as more particularly set forth in the amendments to the Senior Loan documents dated on or about the date hereof (collectively, "the Senior Loan Restructure").

     D. As part of the Senior Loan Restructure and pursuant to Section 5 of the Promissory Note (Tranche C) executed in connection with the Senior Loan Restructure on or about the date hereof (the "Tranche C Note"), AL Investors has agreed to make certain principal payments to reduce the principal balance of Tranche C of the Senior Loan (the "Additional Principal Payments"). Pursuant to an amendment to the operating agreement of AL Investors, Daniel R. Baty has agreed to contribute the Additional Principal Payments to AL Investors in accordance with the terms and conditions contained therein.

     E. In connection with the Senior Loan Restructure and to take into account the Additional Principal Payments, the parties now desire to amend the Put Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     Defined Terms.  All terms capitalized herein but not defined shall have the
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     meanings  given  them  in  the  Put  Agreement.

     Triggering  Events.  Section  3.1 (a) is hereby deleted in its entirety and
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replaced  with  the  following:   "(a)     If  Emeritus  has  not  exercised its
Purchase Option on or prior to the Purchase Option Expiration Date (as defined in the Management Agreement)". Section 3.1(c) is hereby amended by adding at the end thereof the following: "or AL Investors has elected to terminate the Management Agreement pursuant to a right to do so".

          In addition, the definition of "Management Agreements" in the last full paragraph of Section 3.1 is modified to include the TIAA Management Agreement and any and all amendments to such Management Agrees referenced in such definition, including any amendments executed in connection with the Senior Loan Restructure.

1.     Time of Exercise.  The clause "one hundred eighty (180) days prior to the
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     expiration  of  the  Initial  Term of the Management Agreement" in the last full paragraph of Section 3.1 shall be deleted and replaced in its entirety with the following: "the applicable Purchase Option Expiration Date (as defined in the Management Agreement)".

     Obligor's Default.  Section 3.10 is hereby amended by adding the following:
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"Notwithstanding  the  foregoing,  nothing  contained  herein  shall  prevent AL
Investors from exercising any rights or remedies it may have pursuant to any other agreement, including, without limitation, that certain Pledge Agreement from Obligor and B.F. Limited Partnership dated on or about the date hereof.

     Put  Facilities.  The  parties  acknowledge  that  AL  II  Holdings  LLC, a
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Delaware  limited  liability company, and Obligor have agreed in connection with
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that certain Second Amendment to Put and Purchase Agreement (AL II Holdings - 14
Operating Facilities and 5 Development Facilities), dated on or about the date hereof (the "AL II Amendment"), that under certain circumstances all or a portion of AL II Holding's put rights thereunder may be transferred to AL Investors to be exercised under the Put Agreement, and agree that upon such occurrence that the number of Facilities which AL Investors may require Obligor to purchase hereunder shall be increased by the decrease in the number of Facilities which Obligor is required to purchase under the AL II Amendment.

     Purchase  Price.  The  last  paragraph  of  Exhibit C is hereby deleted and
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replaced  in  its  entirety  with  the  following:

     The  "Purchase  Price"  for  a  Put  Facility  shall  equal:

(i) the amount, determined as of the Put Purchase Date, that is required to repay in full the Senior Loan allocated to such Facility (including all prepayment penalties and other charges incurred on such repayment); plus
                                                                            ----

(ii) the Investment Account of such Facility, but disregarding the Additional Principal Payments and proceeds of any AL II Additional Collateral
Properties which are applied to that portion of the Senior Loan allocated to such Put Facility, as defined in the First Amendment to Management Agreement ; plus
 ---

(iii)     the  Investment  Return  accrued  on  the  Investment Account for such
Facility  for  the  current  year  through  the  Put  Purchase  Date;  plus
                                                                       ----

(iv) an amount equal to two percent (2%) of the Initial Investment Account for such Facility; plus
                      ----

(v) any proceeds previously applied to the Senior Loan on such Put Facility from the sale of the AL II Additional Collateral Properties in accordance with the terms of the Senior Loan Restructure; plus
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(vi)     the Additional Principal Payments previously applied to the Senior Loan on such Put Facility, together with interest thereon at Libor plus 4.5%, calculated and adjusted in the same manner as the Tranche C Note; less

(vii)     the  Cash  Account  balance  for  such  Facility.

     The Purchase Price for all Put Facilities shall equal the sum of the Purchase Prices for each Put Facility calculated as set forth above.

     Payment  of  Purchase  Price.  Section  3.6 is hereby amended by adding the
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following:  "Notwithstanding  the  foregoing, Obligor shall be entitled to pay a portion of the Purchase Price for the Put Facilities by surrendering and assigning to AL Investors his membership interest in Al Investors, in which event Obligor shall be entitled to a credit against the Purchase Price for the Put Facilities in an amount equal to the aggregate amount of the Additional Principal Payments made by Obligor to AL Investors, together with interest thereon at Libor plus 4.5%, calculated and adjusted in the same manner as the Tranche C Note. Nothing contained herein shall permit Obligor to credit the Additional Principal Payments against the Deposit required pursuant to Section
3.5  hereof.

     Obligor's  Option.  Section 3.2 is hereby amended to change both references
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to "twenty (20)" days therein to "ten (10)" days, and to change all reference to
     "sixty (60)" days therein to "thirty (30)" days, such that Obligor shall be permitted to exercise Obligor's Option by written notice and deposit given to AL II Holdings not later than ten (10) days after receipt of the Put Notice pursuant to Section 3.1(a) or 3.1(b), and not later than thirty (30) days after receipt of the Put Notice pursuant to Section 3.1(c), 3.1(d) or 3.1(e).

     Notices.  All  notices to be given by either party to this Agreement to the
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other  party hereto shall be in writing, and shall be sent to the parties at the addresses  and  in  the  manner  set  forth  in  the  Put  Agreement.

     Ratification.  The  Put  Agreement, as amended by this Agreement, is hereby
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ratified  and  confirmed.

     Headings.  The  headings  contained herein are for convenience of reference
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only  and  are  not intended to define, limit or describe the scope or intent of any  provision  of  this  Agreement.

     Applicable  Law.  This  Agreement shall be construed and interpreted and be
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governed  by  the  laws  of  the  State  of  Washington.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.


                              AL  INVESTORS
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AL  INVESTORS  LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof


     By:  /s/  Norman  L.  Brendan
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          Name  Norman  L.  Brendan
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          Title  Manager
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                              OBLIGOR
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                              /s/  Daniel  R.  Baty
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     Daniel  R.  Baty,  individually  and  on  behalf  of  his
     marital  community







The undersigned lender in connection with the Junior Loan has executed this Agreement for the sole purpose of consenting to the foregoing Amendment.



     Senior  Housing  Partners  I,  L.P.,
     a  Delaware  limited  partnership

     By: /s/  Noah  R.  Levy
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     Name  Noah  R.  Levy
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     Title  Vice  President
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